Exhibit 99.27

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-G

KEY PERFORMANCE FACTORS
June 30, 2001



Expected B Maturity 9/15/06


Blended Coupon 4.1865%


Excess Protection Level
3 Month Average   7.43%
June, 2001   7.01%
May, 2001   7.74%
April, 2001   7.56%


Cash Yield18.98%


Investor Charge Offs 5.67%


Base Rate 6.30%


Over 30 Day Delinquency 4.78%


Seller's Interest 8.00%


Total Payment Rate14.15%


Total Principal Balance$57,876,901,808.74


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$4,631,211,247.25